Exhibit 10.16

THIRDAMENDMENT

MASTER LABORATORY SERVICES AGREEMENT

This Third Amendment (“Amendment”) to the Master Laboratory Services Agreement dated March 16, 2020 (“Agreement”) is effective as of September 12, 2026 (“Amendment 3 Effective Date”), and is entered into by and between Ambry Genetics Corporation (“Ambry”), and Scipher Medicine Corporation (“Scipher”) (collectively referred to as the “Parties”).

The Parties now desire to amend the terms of the Agreement as more particularly set forth below:

1.	Revision to Section 8.1. The Parties agree to extend the term of the Agreement to two (2) years following the Amendment 3 Effective Date (September 12, 2028), unless otherwise terminated pursuant to Section 8.

2.	Except as provided in this Amendment, all terms used in this Amendment that are not otherwise defined shall have the respective meanings ascribed to such terms in the Agreement.

3.	This Amendment embodies the entire agreement between the Parties with respect to the amendment of the Agreement. In the event of any conflict or inconsistency between the provisions of the Agreement and this Amendment, the provisions of this Amendment shall control and govern.

4.	Except as specifically modified and amended herein, all of the terms, provisions, requirements, and specifications contained in the Agreement remain in full force and effect. Except as otherwise expressly provided herein, the Parties do not intend to, and the execution of this Amendment shall not, in any manner impair the Agreement, the purpose of this Amendment being simply to amend and ratify the Agreement, as hereby amended and ratified, and to confirm and carry forward the Agreement, as hereby amended, in full force and effect.

IN WITNESS THEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives.

SCIPHER MEDICINE CORPORATION		AMBRY GENETICS CORPORATION

By:	/s/ Ryan Phan	By:	/s/Ryan Bartolucci
Name:	Ryan Phan	Name:	Ryan Bartolucci
Title:	COO	Title:	Chief Accounting Officer
Date:	14-Sept-2026	Date:	14-Sept-2026

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